UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐             Preliminary Proxy Statement

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☐             Definitive Proxy Statement

☒           Definitive Additional Materials

☐             Soliciting Material Pursuant to Section 240.14a-12

CYPRESS SEMICONDUCTOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYPRESS SEMICONDUCTOR CORPORATION

SUPPLEMENT NO. 3 DATED JUNE 2, 2017 TO THE
PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors (the “Board”) of Cypress Semiconductor Corporation (sometimes referred to as “we,” “us,” “our,” the “Company” or “Cypress”) is providing this proxy statement supplement and the enclosed WHITE proxy card in connection with the solicitation of your vote at the 2017 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”).

The Company has received notice from T.J. Rodgers, our former Chief Executive Officer and Director, that he is nominating two individuals, J. Daniel McCranie and Camillo Martino (the “Rodgers Nominees”) for election to the Board at the Annual Meeting and soliciting proxies from Cypress stockholders in support of the Rodgers Nominees.

The Rodgers Nominees are not endorsed by our Board. We urge stockholders NOT to vote any gold proxy card or voting instruction form that you may receive from or on behalf of Mr. Rodgers. We are not responsible for the accuracy of any information provided by or relating to Mr. Rodgers contained in any proxy solicitation materials filed or disseminated by or on behalf of Mr. Rodgers or any other statements that Mr. Rodgers may otherwise make. Mr. Rodgers chooses which stockholders receive his proxy solicitation materials.

Our Board of Directors urges you to vote “FOR” all of our nominees for director: W. Steve Albrecht, Eric A. Benhamou, H. Raymond Bingham, Hassane El-Khoury, Oh Chul Kwon, Wilbert van den Hoek and Michael S. Wishart.

On or about April 19, 2017, the Company mailed its definitive proxy statement (the “Proxy Statement”) for the Annual Meeting to stockholders of record as of April 18, 2017. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Proxy Statement.  The Company mailed a supplement (“Supplement No. 1”) to the Proxy Statement to its stockholders on or about May 17, 2017, and a second supplement (“Supplement No. 2”) on or about May 30, 2017, which together provide additional detail as to the chronology of events to date.  On June 2, 2017, the Delaware Court of Chancery enjoined the Annual Meeting until the later of ten calendar days after the issuance of the below supplemental disclosures or June 19, 2017, and permitted the Company to convene the Annual Meeting on June 8, 2017, adjourn the Annual Meeting without conducting any business and reconvene the Annual Meeting on or after June 19, 2017.

Accordingly, the Annual Meeting will convene on June 8, 2017, at 10:00 a.m. Pacific Daylight Time, as previously announced, solely for the purpose of adjourning the Annual Meeting until June 20, 2017 (the “Adjourned Annual Meeting”).  The Adjourned Annual Meeting will take place at 10:00 a.m. Pacific Daylight Time at our principal executive offices located at 198 Champion Court, San Jose, California 95134.  The record date for the meeting will remain April 18, 2017.

Please note that the telephone and Internet voting facilities for registered stockholders for all matters will close at 11:59 p.m. Eastern Daylight Time on June 7, 2017 and will reopen following adjournment of the Annual Meeting, and will close one day prior to the Adjourned Annual Meeting at 11:59 p.m. Eastern Daylight Time on June 19, 2017.

If you have already voted and do not wish to change your vote, you do not need to do anything.  Your vote will be tabulated as you instructed at the Adjourned Annual Meeting.

The following disclosures supplement the disclosures contained in Supplement No. 2.  Unless the context otherwise requires, references to “Canyon Bridge” in this proxy supplement refer to Canyon Bridge Capital Partners, LLC and its affiliates.

Also on November 4, 2016, an investment bank, at the investment bank’s request, presented to the Cypress Board regarding the continuing consolidation in the semiconductor industry and listed a number of companies that Cypress may want to acquire.  The presentation also identified Canyon Bridge as one of four most likely potential acquirers of Cypress out of 30 potential acquirers of Cypress.

On November 13, 2016, Mr. Bingham received Lattice’s Strategic Long Range Plan from Canyon Bridge.  This document was provided to Canyon Bridge under a non-disclosure agreement that limited dissemination of the Strategic Long Range Plan to Canyon Bridge and its “Representatives,” including its “affiliates and its affiliates’ directors, officers, employees, affiliates, partners, agents, and advisors.”

For the first few months of 2017, Canyon Bridge paid Mr. Bingham’s executive assistant at Cypress for the work she did on a part-time basis for Canyon Bridge.  Cypress management asked Mr. Bingham and Canyon Bridge to discontinue this practice because of a provision in Cypress’ Code of Business Conduct and Ethics governing simultaneous employment of a Cypress employee.  Mr. Bingham and Canyon Bridge subsequently did so.

Your current Board and management team remain focused on driving the much-needed turnaround at Cypress. By executing our Cypress 3.0 strategy, we are creating value for our Company, customers and stockholders. The business momentum and results since the Board forced Mr. Rodgers to resign and implemented the new executive structure clearly demonstrate that the strategy is working and that Cypress is on the right path.  Don’t let a disgruntled former CEO with a personal vendetta regain influence over the Company.

KEEP CYPRESS MOVING FORWARD
VOTE THE WHITE CARD TODAY

Your vote is extremely important regardless of the number of shares you hold.  The Cypress Board strongly urges you to execute and return the enclosed WHITE proxy card to vote “FOR” each of Cypress’ nominees today by telephone, by internet, or by signing and dating the WHITE proxy card at your earliest convenience.

If you have any questions, or need assistance voting your WHITE proxy card, please contact:

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Telephone: (212) 297-0720

Toll-Free: (877) 285-5990

Email: cyinfo@okapipartners.com

Forward-Looking Statements

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to statements related to: our Cypress 3.0 strategy; the composition of our Board of Directors; our 2017 Annual Meeting of Stockholders; the Company’s financial and operational performance; our corporate governance policies and practices; and our plans to file certain materials with the SEC. Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this supplement. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to:  the uncertainty of litigation; our ability to execute on our Cypress 3.0 strategy; global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions; our ability to attract and retain key personnel; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.

CYPRESS SEMICONDUCTOR CORPORATION PROXY FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of the 2017 Annual Meeting of Stockholders and Proxy Statement, each dated April 19, 2017 and hereby appoints Thad Trent and Pamela Tondreau, and each of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent, vote and act on behalf of the undersigned at the 2017 Annual Meeting of Stockholders of CYPRESS SEMICONDUCTOR CORPORATION to be held on June 8, 2017, at 10:00 a.m., Pacific Daylight Time, at its offices located at 198 Champion Court, San Jose, California 95134 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting. A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or postponement thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES IDENTIFIED HEREIN, FOR PROPOSALS 2, 3 AND 5, AND FOR “1 YEAR” ON PROPOSAL 4, AND AS THE DESIGNATED ATTORNEYS-IN-FACT DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement and Stockholder Letter are available at: www.okapivote.com/cypress

Please mark vote in blue or black ink as in this example  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL DIRECTOR NOMINEES LISTED. 1. Election of Directors    FOR ALL NOMINEES LISTED WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT Nominees: (1) W. Steve Albrecht(2) Eric A. Benhamou(3) H. Raymond Bingham(4) Hassane El-Khoury(5) Oh Chul Kwon (6) Wilbert van den Hoek (7) Michael Wishart Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line above. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSAL 2. 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2017.  FOR  AGAINST  ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSAL 3. 3. Annual advisory vote to approve the compensation of our named executive officers.  FOR  AGAINST  ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR “1 YEAR” ON PROPOSAL 4. 4. Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.  1 YEAR 2 YEARS 3 YEARS ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSAL 5. 5. Amendment and restatement of the 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) certain administrative and clerical changes to the plan.  FOR  AGAINST  ABSTAIN Date: , 2017 Signature Signature (if held jointly) Please sign exactly as your name appears below. When shares are held by joint tenants, both tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If you are a corporation, please sign in the corporation's name by the president or other authorized officer. If you are a partnership, please sign in the partnership's name by an authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 7, 2017. Vote by Internet • Log on to the Internet and go to www.okapivote.com/cy • Follow the steps outlined on the secured website. Vote by telephone • At NO CHARGE to you, call toll free (888) 959-0480 within the USA, US territories & Canada any time on a touch tone telephone.